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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 6, 2002
                ------------------------------------------------
                Date of report (Date of Earliest Event Reported)

                        FBR ASSET INVESTMENT CORPORATION
             (Exact name of Registrant as specified in Its Charter)



           VIRGINIA                       01-15049               54-1873198
-------------------------------    ------------------------  ------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
     incorporation)                                          Identification No.)



     Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
     ----------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (703) 469-1000
               --------------------------------------------------
               Registrant's telephone number, including area code
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ITEM 9.   REGULATION FD DISCLOSURE.

     Issuance of Press Release Regarding Earnings for Fourth Quarter and Full Year of 2001.

     On February 6, 2002, FBR Asset Investment Corporation issued a press release announcing its operating results for the fourth quarter and full year ended December 31, 2001.

     A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          Exhibit 99.1 Press release dated February 6, 2002, announcing fourth quarter and full year results of FBR Asset Investment Corporation.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FBR ASSET INVESTMENT CORPORATION



Date: February 6, 2001                  By:  /s/ Kurt R. Harrington
                                             ----------------------
                                             Kurt R. Harrington
                                             Chief Financial Officer
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                                LIST OF EXHIBITS

99.1 Press release dated February 6, 2002, announcing fourth quarter and full year results of FBR Asset Investment Corporation.